                                 Exhibit 10.16

================================================================================
[LOGO]                  FEDERAL COMMUNICATIONS COMMISSION
           PRIVATE OPERATIONAL FIXED MICROWAVE RADIO STATION LICENSE
================================================================================

          LICENSEE                                          ASSOCIATED BROADCAST          FILE NUMBER              CALL SIGN
                                                                   STATION
 MUZAK LIMITED PARTNERSHIP                                                                  9507717536              WPJA293
 2901 THIRD AVE SUITE 400                                  -------------------------------------------------------------------------
 SEATTLE            WA  98121                                     RADIO SERVICE                                STATION CLASS
                                                            BUSINESS                                  OPERATIONAL FIXED

                                                           -------------------------------------------------------------------------
                                                               EFFECTIVE               CONSTRUCTION                  EXPIRATION
                                                                 DATE                      DATE                         DATE
                                                              09/06/1995                09/06/1996                   09/06/2000
- ------------------------------------------------------------------------------------------------------------------------------------
SPECIAL CONDITIONS OF GRANT:
 MULTIPLE ADDRESS SYSTEM WITH MASTER STATIONS ON 956.4125 AND 956.4375 AT STATED COORDINATES AND REMOTE RECEIVE ONLY STATIONS.
====================================================================================================================================
                                                                SITES

====================================================================================================================================
 TRANSMITTER STREET ADDRESS                            COUNTY                           CITY                                 STATE
 211 NW MILLER RD                                      MULTNOMAH                         PORTLAND                             OR

     SITE         LATITUDE     LONGITUDE         DATUM           ELEVATION        TIP HEIGHT       ANTENNA PAINTING & LIGHTING CODES
      NO                                                            (FT)             (FT)          FCC FORM 715/715A
     001       45-31-22.0 N   122-45-07.0 W       N27                968             1081          1, 3, 8, 17, 21, 22
====================================================================================================================================
                                                                 FREQUENCY PATHS

====================================================================================================================================
     FREQUENCY AND POWER INFORMATION                                  PATH                              SEGMENT INFORMATION

====================================================================================================================================
   FREQUENCY    TOLERANCE     EMISSION     EIRP          SEG    EMIT   ANT    BEAM-     HTxWD     POL      AZIM       RECEIVER
     (MHZ)         (%)       DESIGNATOR    (DBM)         NO     SITE   HGT    WIDTH      (FT)              (DEG)    SITE CALL SIGN
   OR CHANNEL                                                    NO    (FT)   (DEG)                                  NO
000956.412500    0.00015   16K0F3E          53.0  0001    1     001     495    OMNI                V        OMNI
000956.437500    0.00015   16K0F3E          53.0  0002    1     001     495    OMNI                V        OMNI



================================================================================

                                 Page: 1 OF 1

================================================================================
[LOGO]                 FEDERAL COMMUNICATIONS COMMISSION
           PRIVATE OPERATIONAL FIXED MICROWAVE RADIO STATION LICENSE
================================================================================

          LICENSEE                                          ASSOCIATED BROADCAST          FILE NUMBER              CALL SIGN
                                                                   STATION
 MLP COMMUNICATIONS COMPANY                                                                  9506716637              WNTV211
 2901 THIRD AVE SUITE 400                                  -------------------------------------------------------------------------
 SEATTLE            WA  98121                                    RADIO SERVICE                                STATION CLASS
                                                            BUSINESS                                  OPERATIONAL FIXED

                                                           -------------------------------------------------------------------------
                                                               EFFECTIVE               CONSTRUCTION                  EXPIRATION
                                                                 DATE                      DATE                         DATE
                                                              08/08/1995                08/08/1996                   09/23/1999
- ------------------------------------------------------------------------------------------------------------------------------------
SPECIAL CONDITIONS OF GRANT:
 MULTIPLE ADDRESS SYSTEM AUTHORIZED FOR ONE-WAY COMMUNICATIONS TO REMOTE RECEIVE ONLY STATIONS.
====================================================================================================================================
                                                                  SITES

====================================================================================================================================
 TRANSMITTER STREET ADDRESS                            COUNTY                           CITY                                 STATE
 MT WILSON APPROX 7 MI NE OF                           LOS ANGELES                      PASADENA                             CA

     SITE         LATITUDE     LONGITUDE         DATUM            ELEVATION       TIP HEIGHT       ANTENNA PAINTING & LIGHTING CODES
      NO                                                             (FT)            (FT)          FCC FORM 715/715A
     001       34-13-32.0 N   118-03-52.0 W       N27                5678             522          NONE
====================================================================================================================================
                                                             FREQUENCY PATHS

====================================================================================================================================
     FREQUENCY AND POWER INFORMATION                                  PATH                              SEGMENT INFORMATION

====================================================================================================================================
   FREQUENCY    TOLERANCE     EMISSION     EIRP          SEG    EMIT   ANT    BEAM-     HTxWD     POL      AZIM       RECEIVER
     (MHZ)         (%)       DESIGNATOR    (DBM)         NO     SITE   HGT    WIDTH      (FT)              (DEG)    SITE CALL SIGN
   OR CHANNEL                                                    NO    (FT)   (DEG)                                  NO
000956.287500    0.00015   25K0F3E          53.0  0001    1     001     105    OMNI                V        OMNI



================================================================================

                                 Page: 1 OF 1

===============================================================================

               FEDERAL COMMUNICATIONS COMMISSION                                             LICENSEE
                    GETTYSBURG, PA 17325
                                                                                               MLP  COMMUNICATIONS COMPANY
               MICROWAVE RADIO STATION LICENSE                 [LOGO APPEARS HERE]
- ------------------------------------------------------------------------------------           CENTRE PARTNERS
CALL SIGN                    FILE NUMBER         LICENSEE IDENTIFICATION NUMBER                1 ROCKEFELLER PLZ STE 1025
     WNTF298                        782743                  005473-000                         NEW YORK
- ------------------------------------------------------------------------------------           NY                      10020
EFFECTIVE DATE                                   EXPIRATION DATE
                 JULY 24, 1992                               JULY 24, 1997
- ------------------------------------------------------------------------------------------------------------------------------------
LOCATION OF TRANSMITTING ANTENNA                 CITY                                            COUNTY               STATE
   PRUDENTIAL CENTER TOWER                             BOSTON                                           SUFFOLK                  MA
- ------------------------------------------------------------------------------------------------------------------------------------
OVERALL HEIGHT OF              LATITUDE     LONGITUDE       ANTENNA PAINTING AND LIGHTING SPECIFICATIONS, FCC FORM 715, PARAGRAPHS:
ANTENNA  STRUCTURE 909 FT       42 20 50 N    71 04 59 W          01.0 03.0 21.0
- ------------------------------------------------------------------------------------------------------------------------------------
SPECIAL CONDITIONS
     MULTIPLE ADDRESS SYSTEM WITH MASTER STATION ON                               956.3875 AT STATED COORDINATES AND REMOTE RECEIVE
     ONLY STATIONS
- ------------------------------------------------------------------------------------------------------------------------------------
                                                          TECHNICAL DATA
- ------------------------------------------------------------------------------------------------------------------------------------
PATH       FREQUENCY         EIRP      BEAMWIDTH       AZIMUTH        HGT TO CTR                       ANTENNA        FREQUENCY
 NO.         (MHZ)           (DBM)      (DEG)           (DEG)        OF RADIATING       EMISSION     POLARIZATION     TOLERANCE
                                                                       ELEMENT
- ------------------------------------------------------------------------------------------------------------------------------------
001        956.38750        56.0       360.0              OMNI          780 FT            16F3             V            .00015

                                                                          PAGE 1
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

===============================================================================

               FEDERAL COMMUNICATIONS COMMISSION                                             LICENSEE
                    GETTYSBURG, PA 17325
                                                                                               MLP  COMMUNICATIONS COMPANY
            MICROWAVE RADIO STATION LICENSE                     [LOGO APPEARS HERE]
- ------------------------------------------------------------------------------------           CENTRE PARTNERS
CALL SIGN                    FILE NUMBER         LICENSEE IDENTIFICATION NUMBER                1 ROCKEFELLER PLZ STE 1025
     WNEZ752                        782744                     005473-000                      NEW YORK
- ------------------------------------------------------------------------------------           NY      10020
EFFECTIVE DATE                                   EXPIRATION DATE
                 JULY 24, 1992                            JULY 24, 1997
- ------------------------------------------------------------------------------------------------------------------------------------
LOCATION OF TRANSMITTING ANTENNA                 CITY                                            COUNTY               STATE
   211 NW MILLER RD                                    PORTLAND                                          MULTNOMAH            OR
- ------------------------------------------------------------------------------------------------------------------------------------
OVERALL HEIGHT OF              LATITUDE     LONGITUDE       ANTENNA PAINTING AND LIGHTING SPECIFICATIONS, FCC FORM 715, PARAGRAPHS:
ANTENNA  STRUCTURE 1081 FT       45 31 22 N    122 45 07 W          01.0 03.0 08.0 17.0 21.0
- ------------------------------------------------------------------------------------------------------------------------------------
SPECIAL CONDITIONS
     MULTIPLE ADDRESS SYSTEM WITH MASTER STATION ON                          928.9625 & 928.9875 AT STATED COORDINATES AND
     REMOTE RECEIVE ONLY STATIONS
- ------------------------------------------------------------------------------------------------------------------------------------
                                                          TECHNICAL DATA
- ------------------------------------------------------------------------------------------------------------------------------------
PATH       FREQUENCY         EIRP       BEAMWIDTH      AZIMUTH         HGT TO CTR                      ANTENNA         FREQUENCY
 NO          (MHZ)          (DBM)         (DEG)         (DEG)         OF RADIATING       EMISSION    POLARIZATION      TOLERANCE
                                                                        ELEMENT
- ------------------------------------------------------------------------------------------------------------------------------------
001        928.93750        47.0       360.0            OMNI           495 FT              16F3            V             .00015

                                                                          PAGE 1
================================================================================

===============================================================================

               FEDERAL COMMUNICATIONS COMMISSION                                             LICENSEE
                    GETTYSBURG, PA 17325
                                                                                               MLP  COMMUNICATIONS COMPANY
            MICROWAVE RADIO STATION LICENSE                  [LOGO APPPEARS HERE]
- ------------------------------------------------------------------------------------           CENTRE PARTNERS
CALL SIGN                    FILE NUMBER         LICENSEE IDENTIFICATION NUMBER                1 ROCKEFELLER PLZ STE 1025
     WNTL507                        783385                     005473-000                      NEW YORK
- ------------------------------------------------------------------------------------           NY      10020
EFFECTIVE DATE                                   EXPIRATION DATE
                 AUGUST 4, 1992                            AUGUST 4, 1997
- ------------------------------------------------------------------------------------------------------------------------------------
LOCATION OF TRANSMITTING ANTENNA                 CITY                                            COUNTY               STATE
   CEDAR SQ                                           MINNEAPOLIS                                       HENNEPIN               MN
   W 1615 4TH ST
- ------------------------------------------------------------------------------------------------------------------------------------
OVERALL HEIGHT OF              LATITUDE     LONGITUDE       ANTENNA PAINTING AND LIGHTING SPECIFICATIONS, FCC FORM 715, PARAGRAPHS:
ANTENNA  STRUCTURE 374 FT       44 58 14 N    93 14 53 W         NONE
- ------------------------------------------------------------------------------------------------------------------------------------
SPECIAL CONDITIONS
     MULTIPLE ADDRESS SYSTEM WITH MASTER STATION ON                                     959.9625 AT STATED COORDINATES AND REMOTE
     RECEIVE ONLY STATIONS
- ------------------------------------------------------------------------------------------------------------------------------------
                                                          TECHNICAL DATA
- ------------------------------------------------------------------------------------------------------------------------------------

PATH       FREQUENCY         EIRP        BEAMWIDTH     AZIMUTH         HGT TO CTR                     ANTENNA         FREQUENCY
 NO          (MHZ)          (DBM)          (DEG)        (DEG)         OF RADIATING       EMISSION   POLARIZATION      TOLERANCE
                                                                         ELEMENT
- ------------------------------------------------------------------------------------------------------------------------------------
001        959.96250        56.0       360.0             OMNI            368 FT            16F3          V              .00015

                                                                          PAGE 1
===============================================================================

===============================================================================

               FEDERAL COMMUNICATIONS COMMISSION                                             LICENSEE
                    GETTYSBURG, PA 17325
                                                                                               MLP  COMMUNICATIONS COMPANY
            MICROWAVE RADIO STATION LICENSE                   [LOGO APPEARS HERE]
- ------------------------------------------------------------------------------------           CENTRE PARTNERS
CALL SIGN                    FILE NUMBER         LICENSE IDENTIFICATION NUMBER                 1 ROCKEFELLER PLZ STE 1025
     WNEZ751                        782742                     005473-000                      NEW YORK
- ------------------------------------------------------------------------------------           NY      10020
EFFECTIVE DATE                                   EXPIRATION DATE
                 JULY 24, 1992                            JULY 24, 1997
- ------------------------------------------------------------------------------------------------------------------------------------
LOCATION OF TRANSMITTING ANTENNA                 CITY                                            COUNTY               STATE
   FRANCHER MEM AIRWAY BEACON                          SPOKANE                                           SPOKANE            WA
   AIRWAY BEACON HILL
- ------------------------------------------------------------------------------------------------------------------------------------
OVERALL HEIGHT OF              LATITUDE     LONGITUDE       ANTENNA PAINTING AND LIGHTING SPECIFICATIONS, FCC FORM 715, PARAGRAPHS:
ANTENNA  STRUCTURE  60 FT       47 41 40 N    117 20 01 W       01.0 02.0
- ------------------------------------------------------------------------------------------------------------------------------------
SPECIAL CONDITIONS
     MULTIPLE ADDRESS SYSTEM WITH MASTER STATION ON                                928.9875 & 928.9125 AT STATED COORDINATES AND
     REMOTE RECEIVE ONLY STATIONS.
- ------------------------------------------------------------------------------------------------------------------------------------
                                                          TECHNICAL DATA
- ------------------------------------------------------------------------------------------------------------------------------------

PATH       FREQUENCY         EIRP    BEAMWIDTH               AZIMUTH         HGT TO CTR                     ANTENNA     FREQUENCY
 NO           (MHZ)         (DBM)      (DEG)                   (DEG)        OF RADIATING       EMISSION   POLARIZATION  TOLERANCE
                                                                               ELEMENT
- ------------------------------------------------------------------------------------------------------------------------------------
001        928.98750        47.0       360.0                  OMNI               55 FT           16F3            V         .0001
002        928.91250        47.0       360.0                  OMNI               55 FT           16F3            V         .0001

                                                                          PAGE 1
===============================================================================